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                                                                    EXHIBIT 23.4



                        CONSENT OF INDEPENDENT AUDITORS



    We consent to the use of our report dated January 29, 1999 included in this Registration Statement on Form S-4 of Park Place Entertainment Corporation, with respect to the financial statements of Metropolitan Entertainment Group, operating as Sheraton Casinos Nova Scotia.



                                              /s/ Ernst & Young LLP
                                              Chartered Accountants



Halifax, Canada
May 1, 2000